Exhibit A (xx)

SUNAMERICA FOCUSED SERIES, INC.

ARTICLES OF AMENDMENT

SUNAMERICA FOCUSED SERIES, INC., a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended to provide for: (i) the reclassification of 25,000,000 shares of unclassified Common Stock, par value $.0001 per share, of the Corporation (“Common Stock”) into 25,000,000 Class A shares of the Focused Large-Cap Value Portfolio of the Corporation; and (ii) the reclassification of 25,000,000 Class X shares of the Focused Multi-Cap Growth Portfolio of the Corporation and 25,000,000 Class X shares of the Focused Growth and Income Portfolio of the Corporation into an aggregate of 50,000,000 shares of unclassified Common Stock.

SECOND: Article SIXTH (a) of the Charter is hereby amended to read in its entirety as follows:

SIXTH: (a) The total number of shares of stock of all classes and series which the Corporation has authority to issue is 3,000,000,000 shares of capital stock (par value $.0001 per share), amounting in aggregate par value to $300,000. All of the authorized shares of capital stock of the Corporation are initially classified as “Common Stock,” and designated as follows:

Focused Multi-Cap Growth Portfolio:

Class A shares	50,000,000 shares

Class B shares	50,000,000 shares

Class C shares	50,000,000 shares

Class Z shares	50,000,000 shares

Focused International Equity Portfolio:

Class A shares	50,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Focused 2000 Value Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class Z shares	25,000,000 shares

Focused Large-Cap Value Portfolio:

Class A shares	50,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class Z shares	25,000,000 shares

Focused Technology Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class Z shares	25,000,000 shares

Focused 2000 Growth Portfolio:

Class A shares	50,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Growth and Income Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class Z shares	25,000,000 shares

Focused Large-Cap Growth Portfolio:

Class A shares	50,000,000 shares

Class B shares	50,000,000 shares

Class C shares	50,000,000 shares

Class Z shares	50,000,000 shares

Focused Multi-Cap Value Portfolio:

Class A shares	50,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Equity Strategy Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Fixed Income and Equity Strategy Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Fixed Income Strategy Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Dividend Strategy Portfolio:

Class A shares	50,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Focused Mid-Cap Value Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Focused Mid-Cap Growth Portfolio:

Class A shares	25,000,000 shares

Class B shares	25,000,000 shares

Class C shares	25,000,000 shares

Class I shares	25,000,000 shares

Common Stock (Unclassified)	1,025,000,000 shares

The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

THIRD: (a) As of immediately before and after the reclassification and re-designation, the total number of shares of stock of all classes and series which the Corporation has authority to issue is 3,000,000,000 shares, all of which shares are Common Stock (par value $.0001 per share), designated as follows:

	Before	After
Focused Multi-Cap Growth Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	50,000,000 shares	50,000,000 shares

Class C shares	50,000,000 shares	50,000,000 shares

Class Z shares	50,000,000 shares	50,000,000 shares

Class X shares	25,000,000 shares	0 shares

Focused International Equity Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Focused 2000 Value Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class Z shares	25,000,000 shares	25,000,000 shares

Focused Large-Cap Value Portfolio:

Class A shares	25,000,000 shares	50,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class Z shares	25,000,000 shares	25,000,000 shares

Focused Technology Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class Z shares	25,000,000 shares	25,000,000 shares

Focused 2000 Growth Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Growth and Income Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class Z shares	25,000,000 shares	25,000,000 shares

Class X shares	25,000,000 shares	0 shares

Focused Large-Cap Growth Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	50,000,000 shares	50,000,000 shares

Class C shares	50,000,000 shares	50,000,000 shares

Class Z shares	50,000,000 shares	50,000,000 shares

Focused Multi-Cap Value Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Equity Strategy Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Multi-Asset Strategy Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Balanced Strategy Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Fixed Income and Equity Strategy Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Fixed Income Strategy Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Dividend Strategy Portfolio:

Class A shares	50,000,000 shares	50,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Focused Mid-Cap Value Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Focused Mid-Cap Growth Portfolio:

Class A shares	25,000,000 shares	25,000,000 shares

Class B shares	25,000,000 shares	25,000,000 shares

Class C shares	25,000,000 shares	25,000,000 shares

Class I shares	25,000,000 shares	25,000,000 shares

Common Stock (Unclassified)	1,000,000,000 shares	1,025,000,000 shares

(b) The aggregate par value of all shares having a par value is $300,000 before the foregoing amendments and $300,000 as amended.

(c) The shares of stock of the Corporation are divided into classes and series, but the terms of each class and series of stock of the Corporation, that are set forth in the Charter of the Corporation, are not changed by the foregoing amendments.

FOURTH: The foregoing amendments to the Charter of the Corporation has been approved by the Board of Directors pursuant to authority vested in the Board of Directors by Sections 2-105(c) and 2-605 (a)(2) of the Maryland General Corporation Law and in Article SIXTH of the Charter of the Corporation.

FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

SIXTH: The foregoing amendments to the Charter of the Corporation shall become effective at 12:01 AM Eastern Time on May 24, 2006.

SEVENTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on this 24th day of May, 2006.

ATTEST:	SUNAMERICA FOCUSED SERIES, INC.

Gregory N. Bressler Secretary	Vincent Marra President

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on this 24th day of May, 2006.

SUNAMERICA FOCUSED SERIES, INC.

By:
Vincent Marra, President

WITNESS:

Gregory N. Bressler, Secretary

THE UNDERSIGNED, the President of SunAmerica Focused Series, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information and belief the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Vincent Marra, President